                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1999

                                   LASON, INC.
                     ---------------------------------------
             Exact name of Registration as Specified in its Charter


          DELAWARE                         0-21407              38-3214743
-----------------------------        ------------------   ----------------------
(State or other jurisdiction            (Commission         (I.R.S. Employer
 of incorporation)                      File Number)      Identification Number)

1305 STEPHENSON HIGHWAY
TROY, MICHIGAN                                                    48083
-----------------------------------------                     -------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (248) 597-5800
                     ---------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Pursuant to Item 7(a)(4) of the instructions to Form 8-K, this current report on Form 8-K/A amends and restates, in its entirety, the Current Report on Form 8-K (date of report: June 30, 1999), which was filed with the Securities and Exchange Commission on July 15, 1999.


ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

                 On June 30, 1999, Lason, Inc. (the "Company") acquired all of the outstanding shares of stock of M-R Group plc, a United Kingdom publicly-held company ("M-R"), effected by means of a Scheme of Arrangement ("Scheme of Arrangement") negotiated at arm's length under Section 425 of the Companies Act 1985, under the laws of the United Kingdom. M-R is a leading United Kingdom document and data management company.

                 Under the Scheme of Arrangement, M-R shareholders received approximately 3.1 million shares of Lason common stock (including shares to be issued upon exercise of outstanding M-R options). The shares of Lason common stock were issued in a ratio of 5.376 shares of common stock of the Company for every 100 M-R shares. On June 30, 1999, the closing price per share of common stock of the Company on the NASDAQ National Market System was $49.625. The shares of the common stock of Lason issued to M-R shareholders who are not affiliates (under United States securities laws) will be freely tradeable under the Securities Act of 1933, as amended, by virtue of Section 3(a)(10) thereof.

                 The merger was accounted for as a pooling-of-interests for United States accounting purposes. In connection with the pooling-of-interests, each of the Directors of M-R, the M-R Group Employees' Share Ownership Plan Trust and the Directors of the Company entered into Affiliate Agreements pursuant to which they have agreed not to deal in the common stock of the Company until the Company has published consolidated financial results covering at least thirty days of operations of M-R and the Company.

                 The Company is not aware of any material relationship that existed between the Company, its officers and directors, on one hand, and M-R, its officers, directors and its shareholders, on the other hand, prior to the merger with M-R.

                 The Company intends to continue the utilization of the assets of M-R in a manner consistent with that of their historical usage, namely, providing a variety of data and document management services including scanning and conversion, digital information storage and retrieval, and micrographic and data management services.

ITEM 5.          OTHER EVENTS

                 As disclosed in Item 2 of this Form 8-K/A, the Company merged with M-R Group plc on June 30, 1999. The merger was accounted for as a "pooling of interests". The following table sets forth the combined results of operations, of the Company and M-R Group plc, for the quarters stated. In the opinion of management, all adjustments necessary to fairly present the data for such periods are included. Results for interim periods are not necessarily indicative of results to be expected for the full year. Additionally, such results are unaudited, and do not represent a complete presentation in accordance with generally accepted accounting principles. For further information, including information on adjustments made to the consolidated financial statements of M-R refer to Item 7 of this Form 8-K/A and to the condensed consolidated financial statements (unaudited) and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 filed with the Securities and Exchange Commission on August 16, 1999.


                                                                                    QUARTER ENDED:
                                                    ------------------------------------------------------------------------
                                                      June 30,     Mar. 31,    Dec. 31,    Sept. 30,    June 30,   Mar. 31,
                                                        1999         1999       1998         1998        1998       1998
                                                    -----------  ----------- ----------- -----------  ----------  ----------
                                                                 (Unaudited, in thousands except per share amounts)
Revenues, net of postage                            $ 142,105    $ 131,063   $ 113,802   $  96,943    $  86,510   $  65,112
Cost of revenues                                       87,921       82,268      72,007      62,983       52,197      40,117
                                                    ---------    ---------   ---------   ---------    ---------   ---------
      Gross profit                                     54,184       48,795      41,795      33,960       34,313      24,995
Selling, general and administrative expenses           32,699       30,257      25,551      22,520       20,221      16,375
Compensatory stock option expense (income)                 71        1,448         140        (694)         414         405
Amortization of intangibles                             3,354        2,737       2,271       1,826        1,480       1,096
Merger-related charges                                 30,800          288           -           -            -           -
                                                    ---------    ---------   ---------   ---------    ---------   ---------
      Income (loss) from operations                   (12,740)      14,065      13,833      10,308       12,198       7,119
Net interest expense                                    2,822        2,191       1,034       1,764        1,517         608
                                                    ---------    ---------   ---------   ---------    ---------   ---------
      Income (loss) before income taxes               (15,562)      11,874      12,799       8,544       10,681       6,511
Provision (credit) for income taxes                    (5,127)       4,679       4,488       3,253        4,111       2,261
                                                    ---------    ---------   ---------   ---------    ---------   ---------
      Net income (loss)                             $ (10,435)   $   7,195   $   8,311   $   5,291    $   6,570   $   4,250
                                                    =========    =========   =========   =========    =========   =========
Income (loss) per share:
      Basic                                         $   (0.59)   $    0.41   $    0.47   $    0.34    $    0.45   $    0.28
                                                    =========    =========   =========   =========    =========   =========
      Diluted                                       $   (0.59)   $    0.38   $    0.44   $    0.32    $    0.43   $    0.28
                                                    =========    =========   =========   =========    =========   =========



ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements of M-R:

                The report of Deloitte & Touche, M-R's independent auditors, dated September 10, 1999.

                Audited balance sheets of M-R Group plc as of June 30, 1998, and related statements of consolidated profit and loss, total recognized gains and losses, and consolidated cash flow for the year then ended.

                Notes to financial statements.

                Condensed consolidated balance sheet of M-R Group plc as of March 31, 1999 (unaudited).

                Condensed statements of consolidated profit and loss for the nine months ended March 31, 1999 and 1998 (unaudited).

         (b)    Pro Forma Financial Information:

                Unaudited condensed consolidated balance sheet as of June 30, 1999.

                Unaudited condensed consolidated statements of income for the three and six months ended June 30, 1999.

                Unaudited proforma condensed consolidated statements of income for the years ended December 31, 1998, 1997 and 1996.

                Notes to unaudited proforma condensed consolidated financial information.

         (c)    Exhibits:

                           2.15 Transaction Agreement between Lason, Inc. and M-R Group plc dated March 25, 1999, is hereby incorporated by reference to Exhibit 2.15 of registrant's From 10-Q filed on May 17, 1999, Commission File No. 0-21407.

                           2.16 Amendment Agreement between Lason, Inc. and M-R Group plc dated April 30, 1999 is hereby incorporated by reference to Exhibit 2.16 of registrant's Form 10-Q filed on May 17, 1999, Commission File No. 0-21407.

                           2.17 Amendment Agreement between Lason, Inc. and M-R Group plc dated May 13, 1999 is hereby incorporated by reference to Exhibit 2.17 of registrant's Form 10-Q filed on May 17, 1999, Commission File No. 0-21407.

                           23.1    Consent of Deloitte & Touche

CONSOLIDATED PROFIT AND LOSS ACCOUNT
YEAR ENDED 30 JUNE 1998

                                                                               Note          1998
                                                                                      Pound Sterling 000
                                                                                      --------------------
Turnover:
Continuing operations                                                                         38,847
Acquisitions                                                                                   7,856
                                                                                      --------------------
                                                                                              46,703
Discontinued operations                                                                          119
                                                                                      --------------------
Total turnover                                                                   2            46,822
Cost of sales                                                                                (23,949)
                                                                                      --------------------
Gross profit                                                                                  22,873
Net operating expenses                                                           3           (17,054)



Operating profit:
Continuing operations                                                                          5,325
Acquisitions                                                                                     480
                                                                                      --------------------
                                                                                               5,805
Discontinued operations                                                                           14
                                                                                      --------------------
Total operating profit                                                                         5,819


Income from interest in associated undertakings                                                  253
Other interest receivable and similar income                                     5               345
Interest payable and similar charges                                             6              (101)
Profit on sale of business                                                      14               586
                                                                                      --------------------

Profit ordinary activities before taxation                                     2,7             6,902
Tax on profit on ordinary activities                                             8            (1,937)
                                                                                      --------------------

Profit on ordinary activities after taxation                                                   4,965
Dividends                                                                       10            (2,177)
                                                                                      --------------------

Retained profit for the financial year, transferred to reserves                 24             2,788
                                                                                      --------------------
Earnings per 10p ordinary share                                                 11              9.2P
                                                                                      --------------------

Earnings per 10p ordinary share excluding post tax profit on sale of business   11              8.5P
                                                                                      --------------------

STATEMENT OF TOTAL RECOGNIZED GAINS AND LOSSES
YEAR ENDED 30 JUNE 1998



                                                                                    1998
                                                                             Pound Sterling 000
                                                                            ----------------------
STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
Profit on ordinary activities after taxation                                       4,965
Revaluation of investment property                                                     -
Foreign exchange translation differences on net
  investment in subsidiaries                                                          30
                                                                            ----------------------
Total recognised gains and losses for the year                                     4,995
                                                                            ----------------------

RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
Profit on ordinary activities after taxation                                       4,965
Dividends                                                                         (2,177)
                                                                            ----------------------
                                                                                   2,788
Revaluation of investment property                                                     -
Goodwill written off on acquisitions                                              (5,064)
Goodwill written back on disposal                                                    112
Shares issued                                                                         51
Foreign exchange translation differences                                              30
                                                                            ----------------------
Net (reduction)/addition to shareholders' funds                                   (2,083)
Opening shareholders' funds                                                       20,570
                                                                            ----------------------
Closing shareholders' funds                                                       18,487
                                                                            ----------------------

CONSOLIDATED BALANCE SHEET
30 JUNE 1998




                                                                    1998
FIXED ASSETS                                         Note    Pound Sterling 000
                                                             ---------------------
Tangible assets                                       12           12,433
Investments properties                                13              370
Investments held as fixed assets                      14            2,810
                                                             ---------------------
                                                                   15,613
                                                             ---------------------

CURRENT ASSETS
Stocks                                                15              860
Debtors
  Due within one year                                 16           15,577
  Due after more than one year                        16              640
Cash at bank and in hand                                            4,490
                                                             ---------------------
                                                                   21,567
CREDITORS FALLING DUE WITHIN ONE YEAR                 17           16,920
                                                             ---------------------
NET CURRENT ASSETS                                                  4,647
                                                             ---------------------


TOTAL ASSETS LESS CURRENT LIABILITIES                              20,260
CREDITORS FALLING DUE AFTER MORE THAN ONE YEAR        18            1,370


PROVISIONS FOR LIABILITIES AND CHARGES                20              403
                                                             ---------------------
                                                                   18,487

                                                             ---------------------

CAPITAL AND RESERVES
Called up share capital                               21            5,582
Share premium account                                 21            5,455
Investment property revaluation reserve               22              (85)
Other reserves                                        23          (17,162)
Profit and loss account                               24           24,697
                                                             ---------------------
Equity shareholders' funds                                         18,487
                                                             ---------------------


These financial statements were approved by the Board of Directors on 9 October 1998.

Signed on behalf of the Board of Directors

/s/ Colin Haylock
-------------------
    Colin Haylock
    Director

COMPANY BALANCE SHEET
30 JUNE 1998



                                                                                     1998
FIXED ASSETS                                                    Note           Pound Sterling
                                                                                     000
                                                                               ---------------
Tangible assets                                                  12                   2,710
Investment properties                                            13                     370
Investments held as fixed assets                                 14                  24,400
                                                                                -----------
                                                                                     27,480
                                                                                -----------
CURRENT ASSETS
Debtors                                                          16                   7,956
Cash at bank and in hand                                                              1,456
                                                                                -----------
                                                                                      9,412

CREDITORS FALLING DUE WITHIN ONE YEAR                            17                   4,115
                                                                                -----------
NET CURRENT ASSETS                                                                    5,297
                                                                                -----------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                32,777

CREDITORS FALLING DUE AFTER MORE THAN ONE YEAR                   18                     -
PROVISIONS FOR LIABILITIES AND CHARGES                           20                     490
                                                                                -----------
                                                                                     32,287
                                                                                -----------
CAPITAL AND RESERVES
Called up share capital                                          21                   5,582
Share premium account                                            21                   5,455
Investment property revaluation reserve                          22                     (85)
Other reserves                                                   23                  14,268
Profit and loss account                                          24                   7,067
                                                                                -----------
Equity shareholders' funds                                                           32,287
                                                                                -----------


These financial statements were approved by the Board of Directors on 9 October 1998.


Signed on behalf of the Board of Directors

/s/ Colin Haylock
------------------
    Colin Haylock
    Director

CONSOLIDATED CASH FLOW STATEMENT
YEAR ENDED 30 JUNE 1998






                                                                                       1998

                                                                       Note      Pound Sterling 000
                                                                                 -------------------
NET CASH INFLOW FROM OPERATING ACTIVITIES                                 1                   8,030
Returns on investments and servicing of finance                           2                     244
Taxation paid                                                             2                  (1,477)
Net cash outflow from capital expenditure
    and financial investment                                              2                  (4,985)
Net cash outflow from acquisitions and disposals                          2                  (5,364)
Equity dividends paid                                                                        (2,140)
                                                                                 -------------------
NET CASH OUTFLOW BEFORE USE OF LIQUID RESOURCES AND FINANCING                                (5,692)
NET CASH OUTFLOW FROM FINANCING                                           2                    (695)
                                                                                 -------------------
DECREASE IN CASH                                                          4                  (6,387)
                                                                                 -------------------


NOTES TO CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 30 JUNE 1998

1 RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING
  ACTIVITIES

                                                                                                1998
                                                                                          Pound Sterling 000
                                                                                          -------------------
Operating Profit                                                                                        5,819
Depreciation charges                                                                                    2,549
Profit on sale of tangible fixed assets                                                                  (221)
Foreign exchange movements                                                                                  1
Decrease in stocks                                                                                         35
Increase in debtors                                                                                    (2,719)
Increase in creditors                                                                                   2,741
Decrease in provisions for liabilities and charges                                                       (175)
                                                                                           ------------------
Net cash inflow from operating activities                                                               8,030
                                                                                           ------------------

2 ANALYSIS OF CASH FLOWS FOR HEADING NETTED IN THE CASH FLOW STATEMENT

RETURNS ON INVESTMENTS AND SERVICING OF FINANCE

Interest received                                                                                         345
Interest paid                                                                                             (32)
Interest element of finance lease rental payments                                                         (69)
                                                                                           ------------------
Net cash inflow from returns on investments and servicing of finance                                      244
                                                                                           ------------------

TAXATION

UK corporation tax paid (including advance corporation tax)                                            (1,015)
Overseas tax paid                                                                                        (462)
                                                                                           ------------------
Taxation paid                                                                                          (1,477)
                                                                                           ------------------

CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT

Payments to acquire tangible fixed assets                                                              (4,412)
Purchase of own shares                                                                                 (1,049)
Sale of tangible fixed assets                                                                             476
                                                                                           ------------------
Net cash outflow from capital expenditure and financial investment                                     (4,985)
                                                                                           ------------------

ACQUISITIONS AND DISPOSALS

Purchase of subsidiary undertakings                                                                    (4,944)
Net overdrafts acquired                                                                                  (707)
Loans acquired                                                                                           (500)
Cash at bank and in hand acquired                                                                          37
Sale of business                                                                                          750
                                                                                           ------------------
Net cash outflow from acquisitions and disposals                                                       (5,364)
                                                                                           ------------------

NOTES TO CONSOLIDATED CASH FLOW STATEMENT

YEAR ENDED 30 JUNE 1998



2 ANALYSIS OF CASH FLOWS FOR HEADING NETTED IN THE CASH FLOW STATEMENT
(continued)

                                                                                       1998
FINANCING                                                                        Pound Sterling 000
                                                                                 -------------------
Capital element of finance lease rental payments                                        (746)
                                                                                      ------
Cash outflow from movement in debt financing                                            (746)
Share options exercised                                                                   51
                                                                                      ------
Net cash outflow from financing                                                         (695)
                                                                                      ------

3 ANALYSIS OF NET FUNDS
                                                                                             Other non-cash
                                                                      Acquisitions           movements including
                            1998                 Cash flow            (excl. net cash)       Foreign exchange     1997
                            Pound Sterling 000   Pound Sterling 000   Pound Sterling 000     Pound Sterling 000   Pound Sterling 000
                            --------------------------------------------------------------------------------------------------------
Cash at bank and in hand                 4,490               (6,387)                   -                      1              10,876
Finance leases                          (1,725)                 746                 (142)                (1,812)               (517)
                            --------------------------------------------------------------------------------------------------------
                                         2,765               (5,641)                (142)                (1,811)             10,359
                            --------------------------------------------------------------------------------------------------------
4 RECONCILIATION OF NET CASH FLOW TO MOVEMENTS IN NET FUNDS

                                                                                       1998
                                                                                Pound Sterling 000
                                                                              -----------------------
Net cash outflow                                                                       (6,387)
Effect of foreign exchange differences                                                      1
                                                                                  -----------
Decrease in cash in the period                                                         (6,386)
Cash outflow from increase in debt and finance leasing                                 (1,208)
                                                                                  -----------
Movement in net debt in the year                                                       (7,594)
Net cash at the start of the year                                                      10,359
                                                                                  -----------
Net cash at the end of the year                                                         2,765
                                                                                  -----------

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 1998


1. ACCOUNTING POLICIES

The financial statements are prepared in accordance with applicable accounting standards. The particular accounting policies adopted are described below.


ACCOUNTING CONVENTION

The financial statements are prepared under the historical cost convention as modified by the revaluation of investment properties.


BASIS OF CONSOLIDATION

The group financial statements consolidate the results of the company and its subsidiaries for the year ended 30 June 1998.


GOODWILL

Goodwill, including goodwill on consolidation, which represents the difference between the consideration and the aggregate of the fair value of separable net assets at the date of acquisition, is written off immediately against reserves.


PENSION COSTS

Retirement benefits to employees are substantially provided by defined contribution pension schemes. Contributions payable to the pension schemes in respect of each accounting period are charged to the profit and loss account.


TANGIBLE FIXED ASSETS

Depreciation is provided in equal annual instalments over the estimated useful lives of the assets and is calculated on the cost or valuation of the assets.


The following annual rates are used:
Freehold buildings                            2% - 3%
Long leasehold buildings.                     over the period of the lease
Plant and equipment                           15% - 33%
Motor vehicles                                25%
Improvements to leasehold premises            20% or over the primary period of
                                              the lease


No depreciation is provided on freehold land.


DEFERRED TAXATION

Deferred taxation is provided at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements to the extent that it is probable that a liability or asset will crystallise in the future.


STOCKS AND WORK IN PROGRESS

Stocks and work in progress are stated at the lower of cost and net realisable value. Cost represents materials, direct labour and production overheads.

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 1998



1 ACCOUNTING POLICIES (continued)

EQUIPMENT RENTALS

Income from equipment on rental is credited to the profit and loss account as it becomes receivable.


LEASES

Assets held under finance leases and the related lease obligations are recorded in the balance sheet at the fair value of the leased assets at the inception of the leases. The excess of the lease payments over the recorded lease obligations is treated as finance charges which are amortised over each lease term to give a constant rate of charge on the remaining balance of the obligation.


Rental costs under operating leases are charged to the profit and loss account in equal annual installments over the periods of the leases.


FOREIGN EXCHANGE

Transactions of UK companies denominated in foreign currencies are translated into sterling at the rates ruling at the dates of the transactions or, where appropriate, the rates of exchange fixed under the terms of forward exchange contracts. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date, or where appropriate at the rates of exchange fixed under the terms of forward exchange contracts. These translation differences are dealt with in the profit and loss account.


The financial statements of foreign subsidiaries are translated into sterling at the closing rate of exchange and the difference arising from the translation of the opening net investment in the subsidiaries at the closing rate is taken direct to reserves.


RESEARCH AND DEVELOPMENT EXPENDITURE

Research and development expenditure is written off during the year in which it is incurred.


INVESTMENTS

Investments held as fixed assets are stated at cost less provision for permanent diminution in value. Investments held as current assets are stated at the lower of cost and market value.


INVESTMENT PROPERTIES

Investment properties are revalued annually by the directors and every three years by an external professional valuer. The aggregate surplus or deficit is transferred to the investment property revaluation reserve. No depreciation is provided in respect of investment properties; this constitutes a departure from the statutory rules requiring fixed assets to be depreciated over their useful economic lives and is necessary to enable the financial statements to give a true and fair view.

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 1998


2 SEGMENTAL INFORMATION

The group's turnover, profit before taxation and net assets arise from its principal activities. The analyses of turnover, profit before taxation and net assets are stated below:

                                                  1998
                                           Pound Sterling 000
                                           ------------------
BY GEOGRAPHICAL SEGMENT:

TURNOVER BY DESTINATION:
United Kingdom                                   32,263
United States of America                         11,905
Europe                                            1,757
Other                                               778
                                                 ------
                                                 46,703
Discontinued operations                             119
                                                 ------
                                                 46,822
                                                 ------

TURNOVER BY ORIGIN:
United Kingdom                                   35,995
United States of America                         10,708
                                                 ------
                                                 46,703
Discontinued operations                             119
                                                 ------
                                                 46,822
                                                 ------
PROFIT BEFORE TAXATION:
United Kingdom                                    5,588
United States of America                          1,300
                                                 ------
                                                  6,888

Discontinued operations                              14
                                                 ------
                                                  6,902
                                                 ------
NET ASSETS:
United Kingdom                                   14,836
United States of America                          3,651
                                                 ------
                                                 18,487
                                                 ------

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998



2 SEGMENTAL INFORMATION (continued)

Turnover and profit before taxation relating to discontinued operations occurred in the United States of America and related to integrated services activities.


BY CLASS OF BUSINESS SECTOR:


                                                                                      1998
                                                                                POUND STERLING 000
                                                                                ------------------
TURNOVER:
Integrated services                                                                38,566
Strategic services                                                                  3,178
Software                                                                            5,078
                                                                                ------------------
                                                                                   46,822
                                                                                ------------------
PROFIT BEFORE TAXATION:
Integrated services                                                                 6,094
Strategic services                                                                     13
Software                                                                              795
                                                                                ------------------
                                                                                    6,902
                                                                                ------------------
NET ASSETS:
Integrated services                                                                18,160
strategic services                                                                    500
Software                                                                             (173)
                                                                                ------------------
                                                                                   18,487
                                                                                ------------------
3 ANALYSIS OF NET OPERATING EXPENSES

Continuing operations:


                                                                                      1998
NET OPERATING EXPENSES:                                                         POUND STERLING 000
Distribution costs                                                                  5,258
Administrative expenses                                                            12,136
Other operating income                                                               (340)
                                                                                 ----------------
                                                                                   17,054
                                                                                 ----------------

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998

4 DIRECTORS AND EMPLOYEES

                                                                                 1998
                                                                          POUND STERLING 000

Directors' emoluments:
Fees                                                                                 40
Other emoluments                                                                    704
                                                                          --------------------
                                                                                    744
                                                                          --------------------



                                                                       COMPENSATION
                             BASIC                                       FOR LOSS
                             SALARY                 FEES                OF OFFICE
                          Pound Sterling 000    Pound Sterling 000  Pound Sterling 000

YEAR ENDED 30 JUNE 1998

T G S Clarke                  62                    --                  --
M J Enright                   58                    --                  71
C Haylock                    190                    --                  --
J A Heaford                   --                    20                  --
M C Hooper                    23                    --                  --
PJ O'Connor                  100                    --                  --
P B Rhodes                    --                    20                  --
D Saul                       100                    --                  --
                         ----------------------------------------------------------
                             533                    40                  71
                         ----------------------------------------------------------


                                                 OTHER
                           PENSION              BENEFITS          TOTAL
                         Pound Sterling 000  Pound Sterling 000  Pound Sterling 000

YEAR ENDED 30 JUNE 1998

 T G S Clarke                 12                     6                80
 M J Enright                   6                     7               142
 C Haylock                    21                    13               224
 J A Heaford                  --                    --                20
 M C Hooper                    2                     2                27
 PJ O'Connor                  10                     6               116
 P B Rhodes                   --                    --                20
 D Saul                       10                     5               115
                         ----------------------------------------------------------
                              61                    39               744
                         ----------------------------------------------------------


NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 1998

4 DIRECTORS AND EMPLOYEES (continued)

SHARE OPTIONS HELD BY THE EXECUTIVE DIRECTORS WHICH WERE ACQUIRED FOR NOMINAL SUMS WERE:


DATE OF GRANT       EXERCISE PERIOD        OPTION          NUMBER          GRANTED      LAPSED          NUMBER
                                           PRICE              AT             IN           IN              AT
                                           (PENCE)        1 JULY 1997       YEAR         YEAR        30 JUNE 1998

M J Enright
22.02.96            22.02.99 - 21.02.06      84.5            200,000           -       (200,000)              -
29.4.97             29.04.00 - 28.04.07      91.5            100.000           -       (100,000)              -
29.4.97 *           29.04.02 - 28.04.04      91.5            300,000           -       (300,000)              -
                                                          -----------------------------------------------------
                                                             600,000           -       (600,000)              -
                                                          -----------------------------------------------------

C Haylock
23.06.95            23.06.98 - 22.06.05      76.5            400,000           -              -         400,000
29.04.97            29.04.00 - 28.04.07      91.5            450,000           -              -         450,000
29.04.97 *          29.04.02 - 28.04.04      91.5            750,000           -              -         750,000
                                                          -----------------------------------------------------
                                                           1,600,000           -              -       1,600,000
                                                          -----------------------------------------------------

P J O'Connor
10.11.94            10.11.97 - 09.11.07     114.0             15,000           -              -          15,000
22.02.96            22.02.99 - 21.02.06      90.0             75,000           -              -          75,000
14.10.96            14.10.99 - 13.10.06      83.5            110,000           -              -         110,000
29.04.97            29.04.00 - 28.04.07      91.5            100,000           -                        100,000
29.04.97 *          29.04.02 - 28.04.04      91.5            300,000           -              -         300,000
                                                          -----------------------------------------------------
                                                             600,000           -              -         600,000
                                                          -----------------------------------------------------

D Saul
14.10.96            14.10.99 - 13.10.06      83.5            150,000           -              -         150,000
29.04.97            29.04.00 - 28.04.07      91.5            125,000           -              -         125,000
29.04.97 *          29.04.02 - 28.04.04      91.5            275,000           -              -         275,000
                                                          -----------------------------------------------------
                                                             550,000           -              -         550,000
                                                          -----------------------------------------------------

M C Hooper
10.11.94            10.11.97 - 09.11.07     114.0             10,000           -              -          10,000
23.02.96            23.02.99 - 22.02.06      90.0             25,000           -              -          25,000
20.11.97            20.11.00 - 19.11.07     108.5                  -      12,500              -          12,500
20.11.97 *          20.11.02 - 19.11.04     108.5                  -      12,500              -          12,500
22.01.98            22.04.01 - 21.04.08     130.5                  -     125,000              -         125,000
22.01.98 *          22.04.03 - 21.04.05     130.5                  -     125,000              -         125,000
                                                          -----------------------------------------------------
                                                              35,000     275,000              -         310,000
                                                          -----------------------------------------------------

T G S Clarke
20.11.97            20.11.00 - 19.11.07     108.5                  -     125,000              -         125,000
20.11.97 *          20.11.02 - 19.11.04     108.5                  -     125,000              -         125,000
                                                         -------------------------------------------------------
                                                                   -     250,000              -         250,000
                                                         -------------------------------------------------------



*These options granted are "Super" options as detailed in the Report of the Remuneration Committee included in the M-R Group plc 1998 Annual Report & Accounts previously issued. The mid-market share price of the above share options at 30 June 1998 was 153.5p. The high and low share price for the year to 30 June 1998 were 165.5p and 85.5p respectively.

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998

4 DIRECTORS AND EMPLOYEES (continued)


                                                                                1998
                                                                          POUND STERLING 000
EMPLOYEE COSTS DURING THE YEAR:                                           -------------------
Wages and salaries                                                              15,408
Social security costs                                                            1,361
Pension contributions (Note 27)                                                    393
                                                                                -------------
                                                                                17,162
                                                                                -------------

Average number of persons employed:                                                NO.
Production                                                                         984
Sales and distribution                                                              75
Administration                                                                      81
                                                                                -------------
                                                                                 1,140
                                                                                -------------
5 OTHER INTEREST RECEIVABLE AND SIMILAR INCOME

                                                                          POUND STERLING 000
                                                                          -------------------
Bank interest                                                                      345
                                                                                -------------
6 INTEREST PAYABLE AND SIMILAR CHARGES
Bank overdrafts and other borrowings                                                32
Finance charges -- finance leases                                                   69
                                                                                -------------
                                                                                   101
                                                                                -------------

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998



7 PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                                                      1998
PROFIT ON ORDINARY ACTIVITIES IS AFTER CHARGING/(CREDITING):                    Pound Sterling 000
                                                                                -------------------
Depreciation:
     Owned assets                                                                     2,369
     Assets held under finance leases                                                   180
Rentals under operating leases:
     Hire of plant and equipment                                                        986
     Other operating leases                                                             862
Profit on sale of fixed assets:
     Plant and machinery                                                               (221)
     Motor vehicles                                                                       -
Auditors' remuneration:
     Audit                                                                              106
     Taxation                                                                            44
     Other services                                                                       6
                                                                                     --------------

8 TAX ON PROFIT ON ORDINARY ACTIVITIES

THE TAX CHARGE COMPRISES:
United Kingdom corporation tax at 31.5%                                               1,432
Overseas taxation                                                                       620
Deferred taxation                                                                      (119)
Associated companies                                                                     65
                                                                                     --------------
                                                                                      1,998
Adjustment in respect of prior years                                                    (61)
                                                                                     --------------
                                                                                      1,937
                                                                                     --------------


The tax charge for the year is low due to the availability of trading losses brought forward.


9 PROFIT FOR THE FINANCIAL YEAR

As permitted by Section 230 of the Companies Act 1985, the profit and loss account of the parent company is not presented as part of these financial statements. The parent company's profit after taxation for the financial year amounted to Pound Sterling 1,456,000.


10 DIVIDENDS PAID AND PROPOSED

An interim dividend of 1.35p per share was paid on 7 April 1998.
The directors have proposed a final dividend of 2.7p per share making a total for the year of 4.05p which, together with the related tax credit, is equivalent to a total gross dividend of 5.4p per share.

The dividend on the shares held in the Employees' Share Option Scheme Trust has been waived.

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998

11. EARNINGS PER 10P ORDINARY SHARE

The calculation of earnings per share is based on the profit on ordinary activities after taxation of Pound Sterling 4,965,000 and on the weighted average of 54,233,000 ordinary shares in issue during the year.

The calculation of earnings per share excluding the post tax profit on sale of business of Pound Sterling 343,000 is based on the profit on ordinary activities after taxation of Pound Sterling 4,622,000.



12 TANGIBLE FIXED ASSETS


                                         FREEHOLD                  LONG               SHORT                PLANT
                                         LAND AND             LEASEHOLD           LEASEHOLD                  AND
                                        BUILDINGS             BUILDINGS        IMPROVEMENTS            EQUIPMENT
                               Pound Sterling 000    Pound Sterling 000  Pound Sterling 000   Pound Sterling 000
                               -----------------------------------------------------------------------------------
GROUP
COST:
At 1 July 1997                                  426                2,453               2,291               18,094
Additions                                        --                   --                 264                5,551
Additions on acquisition                         --                   --                  --                5,412
Disposals                                        --                   --                  (9)              (1,711)
On disposal of business                          --                   --                 (64)                (206)
Foreign exchange translation                      1                   --                  (1)                  13
                               ----------------------------------------------------------------------------------
AT 30 June 1998                                 427                2,453               2,481               27,153
                               ----------------------------------------------------------------------------------

ACCUMULATED DEPRECIATION:

At 1 July 1997                                  105                  183               1,600               14,379
Additions on acquisition                         --                   --                  --                4,139
Charge for                                       12                   21                 213                1,987
Disposals                                        --                   --                  (9)              (1,461)
On disposal of business                          --                   --                 (55)                (176)
Foreign exchange translation                     --                   --                   2                   10
                               ----------------------------------------------------------------------------------
AT 30 June 1998                                 117                  204               1,751               18,878
                               ----------------------------------------------------------------------------------

NET BOOK VALUE:
AT 30 JUNE 1998                                 310                2,249                 730                8,275
                               ----------------------------------------------------------------------------------


                                              MOTOR
                                           VEHICLES                TOTAL
                                 Pound Sterling 000  Pound Sterling 000
                               -----------------------------------------
GROUP
COST:
At 1 July 1997                                1,214               24,478
Additions                                       409                6,224
Additions on acquisition                         47                5,459
Disposals                                       (67)              (1,787)
On disposal of business                          --                 (270)
Foreign exchange translation                     --                   13
                               -----------------------------------------
AT 30 June 1998                               1,603               34,117
                               -----------------------------------------

ACCUMULATED DEPRECIATION:

At 1 July 1997                                  444               16,711
Additions on acquisition                         36                4,175
Charge for                                      316                2,549
Disposals                                       (62)              (1,532)
On disposal of business                          --                 (231)
Foreign exchange translation                     --                   12
                               -----------------------------------------
AT 30 June 1998                                 734               21,684
                               -----------------------------------------

NET BOOK VALUE:
AT 30 JUNE 1998                                 869               12,433
                               -----------------------------------------

All tangible fixed assets are valued under the historical cost convention.


The net book value of the group's plant and machinery includes Pound Sterling 2,098,000 and the net book value of the group's motor vehicles includes Pound Sterling 134,000 in respect of assets held under finance leases and hire purchase contracts. Included in freehold land and buildings is land valued at Pound Sterling 71,000 which is not depreciated.

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 1998

12 TANGIBLE FIXED ASSETS (continued)



                                               LONG                 PLANT
                                          LEASEHOLD                   AND                   MOTOR
                                          BUILDINGS              EQUIPMENT               VEHICLES                  TOTAL
                                 POUND STERLING 000     POUND STERLING 000     POUND STERLING 000     POUND STERLING 000
                                 ---------------------------------------------------------------------------------------
COMPANY
COST:
At 1 July 1997                                2,452                    415                    248                  3,115
Additions                                         -                    210                     92                    302
Intra-group transfers                             -                     27                    (29)                    (2)
                                 ---------------------------------------------------------------------------------------
AT 30 JUNE 1998                               2,452                    652                    311                  3,415
                                 ---------------------------------------------------------------------------------------

ACCUMULATED DEPRECIATION:
At 1 July 1997                                  181                    319                     37                    537
Charge for year                                  22                     53                     68                    143
lntra-group transfers                             -                     16                      9                     25
                                 ---------------------------------------------------------------------------------------
AT 30 JUNE 1998                                 203                    388                    114                    705
                                 ---------------------------------------------------------------------------------------

NET BOOK VALUE:
AT 30 JUNE 1998                               2,249                    264                    197                  2,710
                                 ---------------------------------------------------------------------------------------


All tangible fixed assets are valued under the historical cost convention.


While the valuation of the long leasehold buildings in 1991 indicated a market value which is below cost, this valuation has not been reflected in the accounts since, in the opinion of the directors, there is no intention to realise the property, and its original cost is recoverable in full from use within the business. Consequently, this fall in market value represents a temporary diminution in value to the business.


13 INVESTMENT PROPERTIES


                                                                   GROUP                 COMPANY
                                                      POUND STERLING 000      POUND STERLING 000
                                                      ------------------------------------------
Valuation at 30 June 1998                                   370                     370
                                                      ------------------------------------------



The properties were valued by a firm of professional chartered surveyors, George Trollope at Pound Sterling 370,000 in the year to 30 June 1997. In the opinion of the directors, this valuation is fairly stated.

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998

14 INVESTMENTS HELD AS FIXED ASSETS


                                                            GROUP               COMPANY
                                                            1998                 1998
                                                     POUND STERLING 000   POUND STERLING 000
                                                     -----------------------------------------
Shares in group undertakings:
Subsidiaries                                                 --                22,217
Own shares                                                2,183                 2,183
Other investments                                             7                    --
Interests in associated undertakings                        620                    --
                                                     -----------------------------------------
                                                          2,810                24,400
                                                     -----------------------------------------

Shares in group undertakings are valued at cost less provision for permanent diminution in value.


Additional information in respect of investments of the group for which there have been movements during the year:


On 13 November 1997 the group entered into a conditional agreement to acquire the entire issued share capital of PCL Group plc. The acquisition was completed on 13 November 1997 for a total consideration of Pound Sterling 4,654,000 including acquisition expenses.


An analysis of net assets/(liabilities) acquired is as follows:



                                                           BOOK                                          FAIR
                                                           VALUE               REVALUATIONS              VALUE
                                                       Pound Sterling 000    Pound Sterling 000    Pound Sterling 000
                                                      ----------------------------------------------------------------
Tangible fixed assets                                      1,259                   --                    1,259
Other investments                                              7                   --                        7
Current assets                                             3,303                   --                    3,303
Cash less bank loans                                      (1,207)                  --                   (1,207)
Creditors due within one year                             (3,153)                  --                   (3,153)
Creditors due after more than one year                       (23)                  --                      (23)
                                                          ----------------------------------------------------
TOTAL NET ASSETS ACQUIRED                                    186                   --                      186
                                                          ----------------------------------------------------

Total Consideration                                                                                      4,654
                                                                                                         -----
TOTAL GOODWILL                                                                                           4,468
                                                                                                         -----


On 12 May 1998 Memex Incorporated, an indirectly held subsidiary of the group, entered into a conditional agreement to acquire the entire issued share capital of Applied MicroTechnology Incorporated for a maximum total consideration of $l,000,000, of which $440,000 was paid in cash on 12 May 1998 with up to a maximum of $560,000 being deferred.

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998

14 INVESTMENTS HELD AS FIXED ASSETS (continued)

An analysis of net assets/(liabilities) acquired is as follows:

                                                     BOOK                                         FAIR
                                                     VALUE                 REVALUATION            VALUE
                                                POUND STERLING 000     POUND STERLING 000    POUND STERLING 000
                                                ---------------------------------------------------------------
Tangible fixed assets                                  25                       -                    25
Stocks                                                  7                       -                     7
Debtors                                               206                       -                   206
Cash at bank and in hand                               37                       -                    37
Creditors due within one year                        (248)                      -                  (248)
                                                ---------------------------------------------------------------
TOTAL NET ASSETS ACQUIRED                              27                       -                    27
                                                ---------------------------------------------------------------


Total cash consideration and acquisition expenses                                                   290
Contingent consideration payable in cash                                                            333
                                                                                             -----------------
                                                                                                    623
                                                                                             -----------------
TOTAL GOODWILL                                                                                      596
                                                                                             -----------------


The acquisitions have been accounted for by the acquisition method of accounting and a total goodwill of Pound Sterling 5,064,000 has been written off to Merger
& other reserves (Note 23).


On 31 August 1997 the group disposed of Fort Knox Secured Data, the US box storage division, for a total consideration of $1,350,000.


An analysis of the net assets/(liabilities) disposed of is as follows:
                                                                                                  FAIR
                                                                                                  VALUE
                                                                                             POUND STERLING 000
Tangible fixed assets                                                                              39
Stocks                                                                                              4
Debtors                                                                                             9
                                                                                             ---------------
                                                                                                   52

Goodwill written back                                                                             112
Total consideration net of disposal expenses                                                      750
                                                                                             ---------------
PROFIT ON SALE OF BUSINESS                                                                        586
                                                                                             ---------------


Other investments represent the 10p ordinary shares in M-R Group plc held by the Employees' Share Option Scheme Trust. The Trust purchased 200,000 shares on 20 November 1997. 100,000 shares on 2 December 1997. 440,000 shares on 8 April 1998 and 110,000 shares on 9 April 1998. The total ownership of the Trust at 30 June 1998 was 2,076,842 shares which are listed on a recognised investment exchange and their market value at 1 September 1998 was Pound Sterling 2,856,000. The final dividend of 2.7p per share has been waived.

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998



14 INVESTMENTS HELD AS FIXED ASSETS (continued)

                                                                                           GROUP
                                                                                           1998
INTERESTS IN ASSOCIATED UNDERTAKINGS:                                               Pound Sterling 000
Cost of acquisition                                                                         14
Group's share of undistributed post acquisition profits:
At 1 July 1997                                                                             419
Profits retained for the year to 30 June 1998                                              187
                                                                                  ---------------------
Balance at 30 June 1998                                                                    620
                                                                                  ---------------------


SHARES IN GROUP COMPANIES:                                                               COMPANY
                                                                                    Pound Sterling 000
                                                                                    ------------------
AT 30 JUNE 1998                                                                           24,400
                                                                                    ------------------


The following companies were the principal subsidiaries and associated companies at 30 June 1998:

                                                             TYPE OF          CLASS OF          % SHARE
                                                             BUSINESS            SHARE      EQUITY HELD
                                                     --------------------------------------------------
M-R Data Management Limited*                              Microfilming        Ordinary              100
                                                          Digitisation

M-R DPTS Limited*                                         Digitisation        Ordinary              100
                                                                            Preference              100

Memex Technology Limited                                   Information        Ordinary              100
                                                     Retrieval Systems      Preference              100

MR-Microrite Systems Limited *                          Laser Printing        Ordinary              100

PCL Group plc*                                          Data Computing        Ordinary              100

MR Group Systems Limited *                         Systems Integration        Ordinary              100
                                                   Database Management
                                                           Consultancy

M-R Technologies Incorporated                             Microfilming        Ordinary              100
(formerly Computer Microfilm Corporation)               Laser Printing
                                                          Digitisation
                                                                Escrow

Woodlands-DPTS Limited +                                  Seismic Data        Ordinary               50

*    Directly held subsidiaries

+    Associated company

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998

14 INVESTMENTS HELD AS FIXED ASSETS (continued)

Only the principal subsidiaries and associates are shown as the list of companies within the group would be of excessive length.


M-R Technologies Inc. (formerly Computer Microfilm Corporation), its immediate parent company MR-Data Management Incorporated, Memex Incorporated and AMT Incorporated are incorporated in the United States of America.


Precise Capture Limited, whose intermediate parent company is PCL Group plc, is incorporated and registered in Mauritius.


All other subsidiaries and associates are incorporated in Great Britain and registered in England and Wales with the exception of Memex Technology Limited, Memex Information Holdings Limited and ASAP Limited which are registered in Scotland.


All companies operate principally in the country of their incorporation.


15 STOCKS


                                                      GROUP               COMPANY
                                                      1998                 1998
                                                      POUND                POUND
                                                   STERLING 000         STERLING 000
                                                   ---------------------------------

Raw materials and consumables                         667                    -
Work in progress                                      141                    -
Finished goods and goods for resale                    52                    -
                                                   ---------------------------------
                                                      860                    -
                                                   ---------------------------------
16 DEBTORS

Trade debtors                                      13,584                   232
Amounts owed by subsidiaries                            -                 7,492
Other debtors                                         785                   122
UK corporation tax                                    147                    91
Prepayments and accrued income                      1,061                    19
                                                   ---------------------------------
Debtors due within one year                        15,577                 7,956
                                                   ---------------------------------


Debtors due after more than one year:
Advance corporation tax                               362                     -
Deferred tax asset                                    278                     -
                                                   ---------------------------------
                                                      640                     -
                                                   ---------------------------------


Details of the deferred tax asset are shown in note 20.

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998



17 CREDITORS FALLING DUE WITHIN ONE YEAR



                                                            GROUP                 COMPANY
                                                            1998                   1998
                                                      POUND STERLING 000    POUND STERLING 000
                                                      -----------------------------------------
Obligations under finance leases                             355                     --
Trade creditors                                            6,461                    689
Amounts owed to subsidiaries                                  --                  1,764
Other creditors                                            1,202                     50
Taxation and social security                               3,728                     46
Accruals and deferred income                               3,723                    115
Dividends                                                  1,451                  1,451
                                                      -----------------------------------------
                                                          16,920                  4,115
                                                      -----------------------------------------

18 CREDITORS FALLING DUE AFTER MORE THAN ONE YEAR

Obligations under finance leases                           1,370                     --
                                                      -----------------------------------------
                                                           1,370                     --
                                                      -----------------------------------------


NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998



19 OBLIGATIONS UNDER FINANCE LEASES

                                                       GROUP                COMPANY
                                                       1998                  1998
                                                 Pound Sterling 000    Pound Sterling 000
                                                 ------------------    ------------------
Repayable as follows:
Within one year                                           397             --
Between two and five years                              1,571             --
                                                 ----------------------------------------
                                                        1,968             --
Finance charges allocated to future periods              (243)            --
                                                 ----------------------------------------
                                                        1,725             --
                                                 ----------------------------------------

Within one year                                           355             --
Between two and five years                              1,370             --
                                                 ----------------------------------------
                                                        1,725             --
                                                 ----------------------------------------

20 PROVISIONS FOR LIABILITIES AND CHARGES

Deferred taxation (a)                                      --             87
Deferred consideration on acquisitions (b)                403            403
                                                 ----------------------------------------
Total provisions for liabilities and charges              403            490
                                                 ----------------------------------------

(a)The amounts of deferred taxation provided and unprovided in the accounts are:

                                                       PROVIDED           UNPROVIDED
                                                         1998                1998
GROUP                                            Pound Sterling 000  Pound Sterling 000
                                                 ----------------------------------------
Capital allowances in excess of depreciation              641             (100)
Other timing differences                                 (919)            (100)
Unutilised losses                                          --              (88)
                                                 ----------------------------------------
                                                         (278)            (288)
                                                 ----------------------------------------

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998

20 PROVISIONS FOR LIABILITIES AND CHARGES (continued)


                                                          PROVIDED                                 UNPROVIDED
                                                            1998                                      1998
COMPANY                                                POUND STERLING 000                     Pound Sterling 000
                                                       -----------------------------------------------------------------------------
Capital allowances in excess of depreciation                 87                                   --
                                                       -----------------------------------------------------------------------------

The movements during the year were:

                                                            GROUP              COMPANY
                                                       POUND STERLING 000   POUND STERLING 000
                                                       ---------------------------------------
Balance at 1 July 1997                                      (166)               64
Exchange differences                                          (6)               --
Profit and loss transfer                                    (106)               23
                                                       ---------------------------------------
BALANCE AT 30 JUNE 1998                                     (278)               87
                                                       ---------------------------------------


The deferred tax asset is shown in note 16.


(b) Deferred consideration on acquisitions:


                                                              MEMEX
                                                       POUND STERLING 000
                                                       ------------------
Balance at 1 July 1997                                        538
Applied in year                                              (135)
                                                       -----------------
BALANCE AT 30 JUNE 1998                                       403
                                                       -----------------

NOTES TO THE ACCOUNTS

YEAR ENDED 30 JUNE 1998

21 CALLED UP SHARE CAPITAL AND SHARE PREMIUM


SHARE CAPITAL                                                                                   POUND STERLING 000
                                                                                                ------------------
Authorised:

72,000,000 ordinary shares of 10p each                                                                       7,200
                                                                                                ------------------
Issued:

55,900,000 ordinary shares of 10p each

AT 3O JUNE 1997 AND 30 JUNE 1998                                                                             5,590
                                                                                                ------------------
Allotted and fully paid:

At 30 June 1997                                                                                              5,577

Allotted 50,000 shares under November 1994 and February 1996 approved share option schemes                       5
                                                                                                ------------------
AT 30 JUNE 1998                                                                                              5,582
                                                                                                ------------------
SHARE PREMIUM ACCOUNT

At 30 June 1997                                                                                              5,409

Premium on shares issued during the year                                                                        46
                                                                                                ------------------
AT 30 JUNE 1998                                                                                              5,455
                                                                                                ------------------

Under the company's employee share option scheme employees held options at 30

June 1998 for 10p ordinary shares as follows:


                                            OPTION PRICE                   OPTION
DATE OF GRANT         NUMBER OF SHARES         PER SHARE          EXERCISE PERIOD
                      -----------------------------------------------------------
09.11.89                   79,301              174.67p        09.11.92 - 08.11.99
10.11.94                  175,000               114.Op        l0.ll.97 - 09.ll.04
23.06.95                  400,000                76.5p        23.06.98 - 22.06.05
23.02.96                  207,500                90.0p        23.02.99 - 22.02.06
14.10.96                  410,000                83.5p        14.10.99 - 13.10.06
29.04.97                  800,000                91.5p        29.04.00 - 28.04.07
29.04.97                1,600,000                91.5P        29.04.02 - 28.04.04
20.11.97                  330,000               108.5p        20.11.00 - 19.11.07
20.11.97                  325,000               108.5p        20.11.02 - 19.11.04
22.04.98                  287,500               130.5p        22.04.01 - 21 04.08
22.04.98                  287,500               130.5p        22.04.03 - 21.04.05
                       ----------------------------------------------------------
                        4,901,801
                       ----------------------------------------------------------

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 1998

22 INVESTMENT PROPERTY REVALUATION RESERVE

                                                                Group                   Company
                                                          Pound Sterling  000     Pound Sterling  000
                                                          -------------------------------------------
AT 30 JUNE 1998                                                  (85)                    (85)
                                                          -------------------------------------------

This reserve is not distributable.


23 OTHER RESERVES
                                           Capital                 Merger                 Foreign
                                           reserve on              and other              exchange
                                           consolidation           reserves               reserves             Total
                                           Pound Sterling  000     Pound Sterling  000    Pound Sterling  000  Pound Sterling  000
                                           ---------------------------------------------------------------------------------------
GROUP
At 1 July 1997                                              19                 (11,650)                  (609)            (12,240)
Goodwill written off on acquisitions                        --                  (5,064)                    --              (5,064)
Goodwill written back on disposal                           --                     112                     --                 112
Foreign exchange translation difference                     --                      --                     30                  30
                                           ---------------------------------------------------------------------------------------
AT 30 JUNE 1998                                             19                 (16,602)                  (579)            (17,162)
                                           ---------------------------------------------------------------------------------------

COMPANY
                                           ---------------------------------------------------------------------------------------
AT 30 JUNE 1998                                             --                  14,268                     --              14,268
                                           ---------------------------------------------------------------------------------------

The goodwill written off in the accounting periods to 30 June 1998, under the accounting policies set out in note 1, amounted to Pound Sterling 31,900,000.


The above reserves are not distributable.


24 PROFIT AND LOSS ACCOUNT

                                                                                      GROUP                     COMPANY
                                                                                Pound Sterling  000       Pound Sterling  000
                                                                                ---------------------------------------------
At 1 July 1997                                                                               21,909                     7,788
Retained profit/(loss) for the financial year                                                 2,788                      (721)
                                                                                ---------------------------------------------
AT 30 JUNE 1998                                                                              24,697                     7,067
                                                                                ---------------------------------------------

The whole balance on the profit and loss account of the parent company is distributable.

NOTES TO THE ACCOUNTS
YEAR ENDED 30 JUNE 1998

25 CONTINGENT LIABILITIES

The company has given a joint and several guarantee to the bankers of certain subsidiaries in respect of borrowings. At 30 June 1998 these borrowings were Pound Sterling nil.


26 OPERATING LEASE COMMITMENTS

At 30 June 1998 the group was committed to making the following payments during the next year in respect of operating leases:

                                                                                LAND AND
                                                                                BUILDINGS                             OTHER
                                                                                POUND STERLING  000     POUND STERLING  000
                                                                                -------------------------------------------
Leases which expire:
Within one year                                                                                 627                     849
Within two to five years                                                                      1,996                   1,435
After five years                                                                              1,307                      22
                                                                                -------------------------------------------
                                                                                              3,930                   2,306
                                                                                -------------------------------------------


27 PENSION CONTRIBUTIONS

Certain companies in the group operate defined contribution schemes. The assets of the schemes are held separately from those of the companies in independently administered funds. The pension cost charge represents contributions payable by the companies to the funds and amounted to Pound Sterling 393,000. There were outstanding contributions at the balance sheet date of Pound Sterling 41,000.


28 CAPITAL COMMITMENTS


                                          GROUP                     COMPANY
                                           1998                      1998
                                     POUND STERLING  000       POUND STERLING  000
                                     ------------------------------------------------
Contracted for but not provided
in the financial statements                          213                       213
                                     ------------------------------------------------


29 RELATED PARTY DISCLOSURE

On 26 January 1998 the group made an interest free cash advance of Pound Sterling 25,000 to Mr D Saul, a main board director. The advance was for the deferred consideration of Pound Sterling 25,000 owing to Mr Saul on the acquisition of Kalexis Limited in August 1996, which crystallised on 9 August 1998 on the completion of two years service with the group by Mr Saul.

30    RECONCILIATION TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

As discussed in note 1, the financial statements are prepared in accordance with accounting principles generally accepted in the United Kingdom, and in accordance with the United Kingdom Companies Act 1985. Differences between such accounting policies and those generally accepted in the United States include certain reclassifications and adjustments, the most significant of which are as follows:

- For options granted under share option schemes, no compensation expense is recorded in the financial statements of M-R. Certain options granted under the executive schemes are considered compensatory under United States accounting principles, due to performance vesting criteria included in the option scheme. Accordingly, compensation expense is required to be recorded under accounting principles generally accepted in the United States, based on the market value of the underlying shares of common stock at the end of each accounting period. The effect on total equity is nil, as such amounts would be credited directly to paid-in-capital in accordance with United States accounting policies.

- As discussed in note 1, goodwill is written off immediately against reserves, in the Capital and Reserves section of the consolidated balance sheet. In accordance with United States accounting principles, such goodwill would be included as an asset, and amortized over the period of expected benefit.

- Under accounting principles generally accepted in the United States, investment properties would be recorded at cost, and depreciated over the estimated useful life. Such properties are carried at fair value and not depreciated in the accompanying statements (see note 1).

- Certain deferred tax assets and liabilities, which would be recorded in accordance with United States accounting principles as realization is more likely than not, are not recorded in the accompanying statements due to the long term nature of the timing differences.

- Investments in own shares, classified as fixed assets as disclosed in note 14, would be classified as treasury shares in accordance with United States accounting principles.

The following reconciles historical profit after taxation to profit after taxation that would be recorded in accordance with accounting principles generally accepted in the United States:



                                                                              YEAR
                                                                             ENDED
                                                                         JUNE 30, 1998
                                                                        ----------------
                                                                     (pounds sterling 000)
Shown in the financial statements                                             4,965

Compensatory option expense                                                    (512)
Goodwill amortization expense                                                  (281)
Depreciation expense on investment property                                     (15)
Income tax differences                                                         (495)
Other                                                                            33

                                                                        ------------
In accordance with United States accounting principles                        3,695
                                                                        ------------





The following reconciles historical equity shareholders' funds with that which would be recorded in accordance with accounting principles generally accepted in the United States:




                                                                          JUNE 30,
                                                                            1998
                                                                       ---------------
                                                                    (pounds sterling 000)
Shown in the financial statements                                              18,487

Goodwill written back on                                                       31,676
Cumulative goodwill amortization                                              (23,435)
Writeup of investment property to original cost                                    85
Cumulative depreciation on investment property                                   (243)
Income tax differences                                                            268
Investment in own shares                                                       (2,183)

                                                                       ---------------
In accordance with United States accounting principles                         24,655
                                                                       ---------------

M-R GROUP plc
CONDENSED CONSOLIDATED FINANCIAL INFORMATION

INTRODUCTION The following presents unaudited financial information of M-R Group plc as of and for the nine months ended March 31, 1999. As discussed in notes 1 and 30 to the audited annual financial statements, the financial statements are prepared in accordance with accounting principles generally accepted in the United Kingdom, and in accordance with the United Kingdom Companies Act 1985. Differences between such accounting policies and those generally accepted in the United States include certain reclassifications and adjustments, the most significant of which are as follows:

- For options granted under share option schemes, no compensation expense is recorded in the unaudited condensed consolidated financial statements of M-R presented below. Certain options granted under the executive schemes are considered compensatory under United States accounting principles, due to performance vesting criteria included in the option scheme. Accordingly, compensation expense is required to be recorded under accounting principles generally accepted in the United States, based on the market value of the underlying shares of common stock at the end of each accounting period. The impact on total equity is nil, as such amounts would be credited directly to paid-in-capital in accordance with United States accounting principles.

- Goodwill is written off immediately against reserves, in the Capital and Reserves section of the unaudited condensed consolidated balance sheet presented below. In accordance with United States accounting principles, such goodwill would be included as an asset, and amortized over the period of expected benefit.

- Under accounting principles generally accepted in the United States, investment properties would be recorded at cost, and depreciated over the estimated useful life. Such properties are carried at fair value and not depreciated in the accompanying unaudited condensed consolidated financial statements.

- Certain deferred tax assets and liabilities, which would be recorded in accordance with United States accounting principles as realization is more likely than not, are not recorded in the accompanying unaudited condensed consolidated financial statements due to the long term nature of the timing differences.

- Investments in own shares, included as fixed assets in the accompanying unaudited condensed financial statements, would be classified as treasury shares in accordance with United States accounting principles.

- Costs related to software development activity are expensed as incurred in the accompanying unaudited condensed consolidated financial statements. In accordance with accounting principles generally accepted in the United States, certain direct costs are capitalized and amortized over the economic life of the related asset. Such costs incurred by M-R were not material prior to July 1, 1998.

The following reconciles historical profit after taxation to profit after taxation that would be recorded in accordance with accounting principles generally accepted in the United States (pounds sterling 000):



                                                                              NINE MONTHS
                                                                            ENDED MARCH 31,
                                                                            ---------------
                                                                           1999          1998
                                                                           ----          ----
Shown in the financial statements                                             1,785        2,901

Capitalization of direct software development costs                             264            -
Compensatory option expense                                                    (421)        (303)
Goodwill amortization expense                                                  (321)        (184)
Depreciation expense on investment property                                     (11)         (11)
Income tax differences                                                          277         (304)
Other                                                                             -           33
                                                                       ------------ ------------
In accordance with United States accounting principles                        1,573        2,132
                                                                       ------------ ------------




The following reconciles historical equity shareholders' funds with that which would be recorded in accordance with accounting principles generally accepted in the United States (pounds sterling 000):



                                                                          MARCH 31,
                                                                             1999
                                                                       -----------------
Shown in the financial statements                                                19,592

Cumulative software capitalized                                                     264
Goodwill written back on                                                         31,676
Cumulative goodwill amortization                                                (23,756)
Write up of investment property to original cost                                     85
Cumulative depreciation on investment property                                     (254)
Income tax differences                                                              545
Investment in own shares                                                         (2,183)

                                                                       -----------------
In accordance with United States accounting principles                           25,969
                                                                       -----------------

M-R GROUP plc
CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)


                                                            March 31,
                                                              1999
                                                           ---------
                                                       Pound Sterling 000
FIXED ASSETS
Tangible assets                                              14,069
Investment properties                                           370
Investments held as fixed assets                              2,873
                                                           --------
                                                             17,312
                                                           --------

CURRENT ASSETS
Stocks                                                        1,103
Debtors                                                      18,205
Cash at bank and in hand                                      1,129
                                                           --------
                                                             20,437

Creditors falling due within one year                        15,472
                                                           --------
Net current assets                                            4,965
                                                           --------

Total assets less current liabilities                        22,277
Creditors falling due after more than one year                2,235
Provisions for liabilities and charges                          450
                                                           --------
                                                             19,592
                                                           ========
CAPITAL & RESERVES
Called up share capital                                       5,584
Share premium account                                         5,472
Investment property revaluation reserves                        (85)
Other reserves                                              (17,137)
Profit and loss account                                      25,758
                                                           --------
Equity shareholders' funds                                   19,592
                                                           ========

M-R GROUP plc
CONDENSED CONSOLIDATED PROFIT AND LOSS ACCOUNT
(unaudited)

                                                            Nine months ended March 31,
                                                            ---------------------------
                                                             1999               1998
                                                             ----               ----
                                                                Pound Sterling 000
Turnover - Continuing operations                             39,580            32,262
Cost of sales                                               (23,063)          (16,924)
                                                           --------          --------
Gross profit                                                 16,517            15,338

Net operating expenses                                      (13,893)          (12,331)
                                                           --------          --------
Operating profit                                              2,624             3,007
Income from interest in associated undertakings                  63               198
Interest receivable (payable)                                  (100)              236
Profit on sale of business                                       --               588
                                                           --------          --------
Profit on ordinary activities before taxation                 2,587             4,029
Tax on profit on ordinary activities                           (802)           (1,128)
                                                           --------          --------
Profit on ordinary activities after taxation                  1,785             2,901
                                                           ========          ========

LASON, INC.
UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


On June 30, 1999 Lason, Inc. (the "Company") acquired all of the outstanding shares of stock of M-R Group plc, a United Kingdom publicly held company ("M-R"), effected by means of a Scheme of Arrangement.

Under the Scheme of Arrangement, M-R shareholders received approximately 3.1 million shares of Lason common stock (including shares to be issued upon exercise of outstanding M-R stock options).

The merger was accounted for as a pooling of interests. Accordingly, the Company's condensed consolidated financial information is restated as if the companies had been combined for all periods presented. M-R's fiscal year end was June 30. It's financial information has been recast to conform to Lason's December 31 calendar year end for all periods presented.

The Company's actual condensed consolidated financial statements, restated to reflect its merger, as presented in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed with the Securities and Exchange Commission on August 16, 1999 have been presented in lieu of proforma financial information for the respective interim periods. Part I, Item 1 and the footnotes to the unaudited condensed consolidated financial statements contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 and the notes to the proforma condensed consolidated income statements included herein should be referred to for additional information related to the merger.

                                   LASON, INC.
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999
                                 (in thousands)







ASSETS
Cash and cash equivalents                                 $     8,153
Accounts receivable (net)                                     132,296
Supplies                                                       13,780
Other current assets                                           32,717
                                                          -----------
       TOTAL CURRENT ASSETS                                   186,946
Property and equipment, net                                    97,486
Intangibles, net                                              350,398
Other assets                                                   41,774
                                                          -----------
       TOTAL ASSETS                                       $   676,604
                                                          ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                          $    27,994
Other current liabilities                                      63,241
                                                          -----------
       TOTAL CURRENT LIABILITIES                               91,235
Revolving credit line borrowings                              194,000
Other liabilities                                              26,546
                                                          -----------
       TOTAL LIABILITIES                                      311,781
                                                          -----------
STOCKHOLDERS' EQUITY
Common stock                                                      178
Preferred stock                                                     -
Additional paid-in-capital                                    331,771
Retained earnings                                              32,426
Treasury stock (at cost)                                       (3,579)
Accumulated other comprehensive income                          4,027
                                                          -----------
       TOTAL STOCKHOLDERS' EQUITY                             364,823

                                                          -----------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $   676,604
                                                          ===========

                                  LASON, INC.
             UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    THREE AND SIX MONTHS ENDED JUNE 30, 1999
                    (in thousands, except per share amounts)



                                                             Three Months Ended           Six Months Ended
                                                                 June 30,                     June 30,
                                                        ----------------------------   -------------------------
                                                           1999         1998             1999            1998
                                                           ----         ----             ----            ----
Revenues, net of postage                                $ 142,105    $ 86,510       $ 273,168        $    151,622
Cost of revenues                                           87,921      52,197         170,189              92,314
                                                        ---------    --------        ---------        ------------
       Gross Profit                                        54,184      34,313         102,979              59,308
Selling, general and administrative expenses               32,699      20,221          62,956              36,596
Compensatory stock option expense                              71         414           1,519                 819
Amortization of intangibles                                 3,354       1,480           6,091               2,576
Merger-related charges                                     30,800           -          31,088                   -
                                                        ---------    --------        ---------        ------------
       Income (loss) from operations                      (12,740)     12,198           1,325              19,317
Net interest expense                                        2,822       1,517           5,013               2,125
                                                        ---------    --------        ---------        ------------
       Income (loss) before income taxes                  (15,562)     10,681          (3,688)             17,192
Provision (credit) for income taxes                        (5,127)      4,111            (448)              6,372
                                                        ---------    --------        ---------        ------------
       Net income (loss)                                $ (10,435)    $ 6,570       $  (3,240)       $     10,820
                                                        ==========   =========       =========        ============

Basic income (loss) per share                           $   (0.59)    $  0.45       $   (0.18)       $       0.74
                                                        ==========   =========       =========        ============
Diluted income (loss) per share                         $   (0.59)    $  0.43       $   (0.18)       $       0.71
                                                        ==========   =========       =========        ============



                                   LASON, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1998
                    (in thousands, except per share amounts)


                                                                                                      PRO FORMA
                                                                                     PRO FORMA           AS
                                                           LASON         M-R         ADJUSTMENTS       ADJUSTED
                                                        ----------------------------------------     ------------
Revenues, net of postage                                $ 279,756    $ 82,611       $       -        $    362,367
Cost of revenues                                          181,149      46,457            (302)(A)         227,304
                                                        ----------------------------------------     ------------
       Gross Profit                                        98,607      36,154             302             135,063
Selling, general and administrative expenses               57,232      27,410              25 (B)          84,667
Compensatory stock option expense                             279           -             (14)(C)             265
Amortization of intangibles                                 6,030                         643 (D)           6,673
                                                        -----------------------------------------    ------------
       Income (loss) from operations                       35,066       8,744            (352)             43,458
Net interest expense                                        4,929          (6)              -               4,923
                                                        -----------------------------------------    ------------
       Income (loss) before income taxes                   30,137       8,750            (352)             38,535
Provision (credit) for income taxes                        11,902       2,378            (167)(E)          14,113
                                                        -----------------------------------------    ------------
       Net income (loss)                                $  18,235    $  6,372       $    (185)       $     24,422
Net income (loss) per share:                            =========================================    ============
       Basic                                                                                         $       1.56
                                                                                                     ============
       Diluted                                                                                       $       1.48
                                                                                                     ============

                                  LASON, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1997
                    (in thousands, except per share amounts)





                                                                                     PRO FORMA
                                                                    PRO FORMA           AS
                                              LASON        M-R      ADJUSTMENTS       ADJUSTED
                                           ------------------------------------   ---------------
Revenues, net of postage                   $  120,337   $  67,508   $      -       $     187,845
Cost of revenues                               80,846      35,976          -             116,822
                                           ------------------------------------   ---------------
   Gross Profit                                39,491      31,532          -              71,023
Selling, general and administrative
 expense                                       21,364      22,972          25 (B)         44,361
Compensatory stock option expense                 221         -           183 (C)            404
Amortization of intangibles                     2,477         -           551 (D)          3,028
(Gain) on sale of business                        -          (976)        (55)(D)         (1,031)
                                           ------------------------------------   ---------------
   Income (loss) from operations               15,429       9,536        (704)            24,261
Net interest expense                            1,249        (723)        -                  526
                                           ------------------------------------   ---------------
   Income (loss) before income taxes           14,180      10,259        (704)            23,735
Provision (credit) for income taxes             5,110       2,775       1,169 (E)          9,054
                                           ------------------------------------   ---------------
   Net income (loss)                       $    9,070   $   7,484  $   (1,873)    $       14,681
                                           ====================================   ===============

Net income (loss) per share:                                                      ---------------
   Basic                                                                           $        1.16
                                                                                  ===============
   Diluted                                                                         $        1.13
                                                                                  ===============

                                   LASON, INC.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                    (in thousands, except per share amounts)

                                                                                                    PRO FORMA
                                                                            PRO FORMA                 AS
                                                  LASON          M-R        ADJUSTMENTS             ADJUSTED
                                                ----------------------------------------         ---------------
Revenues, net of postage                         $ 69,937      $ 59,365     $         -            $ 129,302
Cost of revenues                                   47,587        31,267               -               78,854
                                                ----------------------------------------         ---------------
       Gross Profit                                22,350        28,098               -               50,448
Selling, general and administrative expenses       12,699        20,965              23 (B)           33,687
Compensatory stock option expense                     936             -               -                  936
Amortization of intangibles                         1,121             -             905 (D)            2,026
                                                ----------------------------------------         ---------------
       Income (loss) from operations                7,594         7,133            (928)              13,799
Net interest expense                                1,760          (661)              -                1,099
                                                ----------------------------------------         ---------------
       Income (loss) before income taxes            5,834         7,794            (928)              12,700
Provision (credit) for income taxes                 2,103         2,641              54 (E)            4,798
                                                ----------------------------------------         ---------------
       Net income (loss)                          $ 3,731       $ 5,153          $ (982)             $ 7,902
                                                ========================================         ===============


Net income (loss) per share:                                                                     ---------------
       Basic                                                                                          $ 0.84
                                                                                                 ===============
       Diluted                                                                                        $ 0.81
                                                                                                 ===============

                                   LASON, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

On June 30, 1999, Lason, Inc. ("Lason" or the "Company") acquired all of the outstanding shares of stock of M-R Group plc ("M-R"), a leading document and data management company headquartered in the United Kingdom. In connection with the merger, the Company issued approximately 3.1 million new shares of its common stock in exchange for all the outstanding common stock of M-R. M-R shareholders received 5.376 new shares of Lason common stock for every 100 M-R shares held. For further information on the terms of the merger, refer to Item 2 of this Form 8-K/A and to Part I, Item 1 of the Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed with the Securities and Exchange Commission on August 16, 1999.

The merger was accounted for as a pooling of interests. Accordingly, the Company's condensed consolidated financial information is restated as if the companies had been combined for all periods presented. Prior to the merger, there were no material transactions between Lason and M-R.

INCOME STATEMENTS

The accompanying unaudited pro forma condensed consolidated statements of income for the years ended December 31, 1998, 1997, and 1996 have been prepared by combining the historical results of operations of Lason and M-R. Certain reclassifications were made to M-R's financial statements to conform to Lason's presentation. In addition, M-R's results of operations were previously stated based on M-R's fiscal year of June 30; accordingly, results of M-R have been recast to retroactively report M-R's results as if M-R had a calendar year for all periods presented. The results of M-R were converted from pounds sterling to United States dollars using the average spot rate during each quarter. Finally, the following pro forma adjustments were made:

(A) An adjustment was made to capitalize costs related to certain software development activities in accordance with accounting principles generally accepted in the United States. Such costs were expensed in M-R's historical financial statements.
(B) Certain investment property is recorded at fair value, and not depreciated, in M-R's historical balance sheet. Accordingly, an adjustment is made to record depreciation expense for the periods presented.
(C) Certain stock options previously issued by M-R were not compensatory under accounting principles in the United Kingdom, but are compensatory under United States generally accepted accounting principles due to the variable nature of the stock option plan. Accordingly, an adjustment was made to record the expense required under United States generally accepted accounting principles for the periods presented. The options were all settled as of the effective date of the merger.
(D) An adjustment was made to record amortization expense related to goodwill associated with companies purchased by M-R during previous periods. Such goodwill was included in M-R's historical balance sheet as a component of equity in "other reserves" and was not amortized.
(E) An adjustment was made to income tax expense in accordance with SFAS No. 109, "Accounting for Income Taxes". Additionally, an adjustment was made to record the tax benefit on the merger-related charges.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 13, 1999                                          LASON, INC.



                                                 By: /s/ William J. Rauwerdink
                                                    ----------------------------
                                                 William J. Rauwerdink
                                                 Its: Executive Vice President

                                  EXHIBIT INDEX



Exhibit  Description
--------------------

         2.15 Transaction Agreement between Lason, Inc. and M-R Group plc dated March 25, 1999, is hereby incorporated by reference to Exhibit 2.15 of registrant's From 10-Q filed on May 17, 1999, Commission File No. 0-21407.

         2.16 Amendment Agreement between Lason, Inc. and M-R Group plc dated April 30, 1999 is hereby incorporated by reference to Exhibit 2.16 of registrant's Form 10-Q filed on May 17, 1999, Commission File No. 0-21407.

         2.17 Amendment Agreement between Lason, Inc. and M-R Group plc dated May 13, 1999 is hereby incorporated by reference to
                  Exhibit 2.17 of registrant's Form 10-Q filed on May 17, 1999, Commission File No. 0-21407.

         23.1           Consent of Deloitte & Touche